CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT
         ---------------------------------------------------------------


I, Stephen C. Rogers, President of California Investment Trust (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    May 10, 2004                    /s/ Stephen C. Rogers
                                        -------------------------------
                                        Stephen C. Rogers, President
                                        (chief executive officer)


I, Phillip McClanahan, Treasurer of California Investment Trust (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    May 10, 2004                    /s/ Phillip McClanahan
                                        -------------------------------
                                        Phillip McClanahan, Treasurer
                                        (chief financial officer)